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           __________________________________________________________
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 16, 2002


                                THERMA-WAVE, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                                    000-26911
                            (Commission File Number)

                                   94-3000561
                     (I.R.S. Employer Identification Number)

                               1250 Reliance Way,
                            Fremont, California 94539
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (510) 668-2200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)
           __________________________________________________________

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         The undersigned hereby amends sections (a), (b) and (c) of Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2002 as noted below. Any terms not otherwise defined herein shall have the meanings ascribed to them in such previously filed Current Report on Form 8-K.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)   Financial Statements of Businesses Acquired

           Financial Statements of Sensys Instruments Corporation filed as
           Exhibit 99.2 herewith.

     (b)   Pro Forma Financial Information

           Unaudited Pro Forma Consensed Combined Financial Information of Therma-Wave, Inc. and Sensys Instruments Corporation filed as
           Exhibit 99.3 herewith.

     (c)   Exhibits

           2.1 Agreement and Plan of Reorganization, dated as of December 17, 2001, among Therma-Wave, Inc., FND Corp., Sensys Instruments Corporation and a certain representative of all of the shareholders of Sensys Instruments Corp./1/

          10.1 Form of Registration Rights Agreement, dated as of January 16, 2002, among Therma-Wave, Inc., Sensys Instruments Corporation and each holder of Sensys Instruments Corporation capital stock./2/

          10.2 Employment Agreement, dated as of December 17, 2001, among Therma-Wave, Inc. and Talat Hasan./3/

  ____________________
/1/ Incorporated herein by reference to Therma-Wave's Current Report on Form 8-K, as filed with the Commission on December 19, 2001.
/2/ Incorporated herein by reference to Therma-Wave's Current Report on Form 8-K, as filed with the Commission on December 19, 2001.
/3/ Incorporated herein by reference to Therma-Wave's Current Report on Form 8-K, as filed with the Commission on January 28, 2002.

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                  23.1     Consent of Independent Accountants

                  99.1     Press Release, dated as of January 17, 2002./4/

                  99.2     Financial Statements of Sensys Instruments
                           Corporation

                  99.3 Unaudited Pro Forma Condensed Combined Financial Information of Therma-Wave, Inc. and Sensys Instruments Corporation
_________________
/4/ Incorporated herein by reference to Therma-Wave's Current Report on Form 8-K, as filed with the Commission on January 28, 2002.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

    Dated:  March 28, 2002               Therma-Wave, Inc.



                                         By: /s/ L. Ray Christie
                                             ---------------------------
                                             Name:  L. Ray Christie
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

                                INDEX TO EXHIBITS

     2.1 Agreement and Plan of Reorganization, dated as of December 17, 2001, among Therma-Wave, Inc., FND Corp., Sensys Instruments Corporation and a certain representative of all of the shareholders of Sensys Instruments Corp./1/

    10.1 Form of Registration Rights Agreement, dated as of January 16, 2002, among Therma-Wave, Inc., Sensys Instruments Corporation and each holder of Sensys Instruments Corporation capital stock./2/

    10.2 Employment Agreement, dated as of December 17, 2001, among Therma-Wave, Inc. and Talat Hasan./3/

    23.1    Consent of Independent Accountants

    99.1    Press Release, dated as of January 17, 2002./4/

    99.2    Financial Statements of Sensys Instruments Corporation

    99.3 Unaudited Pro Forma Condensed Combined Financial Information of Therma-Wave, Inc. and Sensys Instruments Corporation

_________________________
/1/Incorporated herein by reference to Therma-Wave's Current Report on Form 8-K, as filed with the Commission on December 19, 2001.
/2/Incorporated herein by reference to Therma-Wave's Current Report on Form 8-K, as filed with the Commission on December 19, 2001.
/3/Incorporated herein by reference to Therma-Wave's Current Report on Form 8-K, as filed with the Commission on January 28, 2002.
/4/Incorporated herein by reference to Therma-Wave's Current Report on Form 8-K, as filed with the Commission on January 28, 2002.